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                                   Exhibit B-2

                                   CERTIFICATE


I hereby certify that the Form U-9C-3 for Powergen plc for the previous quarter has been provided to the state commissions listed below:

Kentucky Public Service Commission
211 Sower Boulevard
Frankfurt, KY 40601


Virginia State Corporation Commission
1300 E. Main Street
Richmond, VA 23219


Date:  May 30, 2002                        Powergen plc


                                           By:   /s/  David Jackson
                                              ----------------------------------
                                           Name:    David Jackson
                                           Title:   General Counsel and Company
                                                    Secretary